UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

FAMOUS DAVE’S OF AMERICA, INC.
(Name of Registrant as Specified in Its Charter)

PW Partners Atlas Fund LP PW Partners Master Fund LP PW Partners Atlas Funds, LLC PW Partners, LLC PW Partners Capital Management LLC Patrick Walsh
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On December 27, 2012, Patrick Walsh and affiliated entities filed a Schedule 13D relating to Famous Dave’s of America, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PATRICK WALSH AND HIS AFFILIATES FROM THE SHAREHOLDERS OF FAMOUS DAVE’S OF AMERICA, INC. FOR USE AT ITS 2013 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF FAMOUS DAVE’S OF AMERICA, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND THEIR DIRECT AND INDIRECT INTERESTS IN ANY SUCH PROXY SOLICITATION, IS CONTAINED IN EXHIBIT 1 HERETO.

Exhibit 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No.    )*

Famous Dave’s of America, Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

307068106
(CUSIP Number)

Patrick Walsh
PW Partners Atlas Fund LP 141 W. Jackson Blvd., Suite 300 Chicago, IL 60604 (312) 347-1709
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

Copies to:
Christopher M. Bartoli Baker & McKenzie LLP 300 East Randolph Street Suite 5000 Chicago, Illinois 60601 (312) 861-8676

December 19, 2012
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g) check the following box ☐.

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See § 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 307068106	13D	Page 2 of 12 Pages

1		NAMES OF REPORTING PERSONS PW Partners Atlas Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) WC
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 648,958
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 648,958
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 648,958
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 8.6%
14		TYPE OF REPORTING PERSON (see instructions) PN

CUSIP No. 307068106	13D	Page 3 of 12 Pages

1		NAMES OF REPORTING PERSONS PW Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) WC
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 31,801
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 31,801
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 31,801
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 0.4%
14		TYPE OF REPORTING PERSON (see instructions) PN

CUSIP No. 307068106	13D	Page 4 of 12 Pages

1		NAMES OF REPORTING PERSONS PW Partners Atlas Funds, LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) AF
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 648,958
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 648,958
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 648,958
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 8.6%
14		TYPE OF REPORTING PERSON (see instructions) OO

CUSIP No. 307068106	13D	Page 5 of 12 Pages

1		NAMES OF REPORTING PERSONS PW Partners, LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) AF
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 31,801
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 31,801
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 31,801
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 0.4%
14		TYPE OF REPORTING PERSON (see instructions) OO

CUSIP No. 307068106	13D	Page 6 of 12 Pages

1		NAMES OF REPORTING PERSONS PW Partners Capital Management LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) AF
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 680,759
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 680,759
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 680,759
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 9.1%
14		TYPE OF REPORTING PERSON (see instructions) OO

CUSIP No. 307068106	13D	Page 7 of 12 Pages

1		NAMES OF REPORTING PERSONS Patrick Walsh
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions)	(a) ☐
(b) ☐
3		SEC USE ONLY
4		Source of Funds (see instructions) PF, AF
5		CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED ☐ PURSUANT TO ITEMS 2(d) OR 2(e)
6		CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 39,000
	8	SHARED VOTING POWER 680,759
	9	SOLE DISPOSITIVE POWER 39,000
	10	SHARED DISPOSITIVE POWER 680,759
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 719,759
12		CHECK IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES ☐ CERTAIN SHARES (see instructions)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 9.6%
14		TYPE OF REPORTING PERSON (see instructions) IN

CUSIP No. 307068106	13D	Page 8 of 12 Pages

Item 1. Security and Issuer.

This statement relates to the common stock, par value $0.01 per share (the “Shares”), of Famous Dave’s of America, Inc., a Minnesota corporation (the “Issuer”). The address of the principal executive offices of the Issuer is 12701 Whitewater Drive, Suite 200, Minnetonka, Minnesota 55343.

Item 2. Identity and Background.

(a) This statement is filed by:

(i) PW Partners Atlas Fund LP, a Delaware limited partnership (“Atlas Fund”);

(ii) PW Partners Master Fund LP, a Delaware limited partnership (“Master Fund”);

(iii) PW Partners Atlas Funds, LLC, a Delaware limited liability company (“Atlas Fund GP”), who serves as the general partner of Atlas Fund;

(iv) PW Partners, LLC, a Delaware limited liability company (“Master Fund GP”), who serves as the general partner of Master Fund;

(v) PW Partners Capital Management LLC, a Delaware limited liability company (“PW Capital Management”), who serves as the investment manager of Atlas Fund and Master Fund; and

(vi) Patrick Walsh, who serves as the Managing Member of PW Capital Management and the Managing Member and Chief Executive Officer of Atlas Fund GP and Master Fund GP.

Each of the foregoing is referred to as a “Reporting Person” and collectively as the “Reporting Persons.” Each of the Reporting Persons is party to that certain Joint Filing Agreement, as further described in Item 6. Accordingly, the Reporting Persons are hereby filing a joint Schedule 13D.

(b) The business address of the principal office of each of the Reporting Persons is 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604.

(c) Each of Atlas Fund and Master Fund is primarily engaged in the business of investing in securities. Atlas Fund GP is primarily engaged in the business of serving as the general partner of Atlas Fund. Master Fund GP is primarily engaged in the business of serving as the general partner of Master Fund. PW Capital Management is primarily engaged in the business of serving as the investment manager with respect to each of Atlas Fund and Master Fund. The principal occupation of Mr. Walsh is serving as (a) Managing Member and Chief Executive Officer of each of Atlas Fund GP and Master Fund GP and (b) Managing Member of PW Capital Management.

(d) No Reporting Person has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) No Reporting Person has, during the last five years, been party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Atlas Fund, Master Fund, Atlas Fund GP, Master Fund GP and PW Capital Management are organized under the laws of the State of Delaware. Mr. Walsh is a citizen of the United States of America.

CUSIP No. 307068106	13D	Page 9 of 12 Pages

Item 3. Source and Amount of Funds or Other Consideration.

The Shares purchased by Atlas Fund were purchased with working capital of Atlas Fund, which includes capital contributions of partners of Atlas Fund (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases or through block trades, as set forth on Schedule A, which is incorporated by reference herein. The aggregate purchase price of the 648,958 Shares owned directly by Atlas Fund was approximately $5,796,093.51, excluding brokerage commissions.

The Shares purchased by Master Fund were purchased with working capital of Master Fund, which includes capital contributions of partners of Master Fund (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases or through block trades, as set forth on Schedule A. The aggregate purchase price of the 31,801 Shares owned directly by Master Fund was approximately $266,976.03, excluding brokerage commissions.

The Shares purchased by Mr. Walsh were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases or through block trades, as set forth on Schedule A. The aggregate purchase price of the 39,000 Shares owned directly by Mr. Walsh was approximately $318,803.66, excluding brokerage commissions.

Item 4. Purpose of Transaction.

On December 21, 2012, Atlas Fund, on behalf of itself and the other Reporting Persons, delivered a notice, a copy of which is attached as Exhibit 99.1 hereto (the “Director Nomination Notice”), to the Secretary of the Issuer in accordance with the Second Amended and Restated Bylaws of the Issuer, effective as of May 10, 2012, nominating Mr. Walsh for election to the Board of Directors of the Issuer (the “Board of Directors”) at the 2013 Annual Meeting of Shareholders of the Issuer (the “Annual Meeting”), including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof. An executed letter from Mr. Walsh consenting to be named in the proxy statement to be filed with the United States Securities and Exchange Commission (the “Commission”) and distributed to shareholders of the Issuer and in any other materials in connection with the solicitation of proxies from shareholders of the Issuer to be voted at the Annual Meeting and to serve as a director of the Issuer, if so elected at the Annual Meeting, until the 2014 Annual Meeting of Shareholder of the Issuer or until his successor is duly elected and qualified, was delivered to the Secretary of the Issuer together with the Director Nomination Notice.

The Reporting Persons purchased the Shares based on their belief that the Shares, when purchased, were undervalued and represented an attractive investment opportunity. Depending upon overall market conditions, other investment opportunities available to the Reporting Persons, and the availability of Shares at prices that would make the purchase of additional Shares desirable, the Reporting Persons may endeavor to increase their respective positions in the Issuer through, among other things, the purchase of Shares on the open market, block trades, private transactions or otherwise, on such terms and at such times as the Reporting Persons may deem advisable.

No Reporting Person has any present plan or proposal which would relate to or result in any of the matters set forth in paragraphs (a) through (j) of Item 4 of Schedule 13D except as set forth herein or such as would occur upon completion of any of the actions discussed above. The Reporting Persons intend to review their respective investments in the Issuer on a continuing basis and engage in discussions with management, the Board of Directors, shareholders and franchisees of the Issuer concerning the business, operations and future plans of the Issuer as a means of maximizing shareholder value. Based on various factors including, without limitation, the Issuer’s financial position and investment strategy, the price levels of the Shares, conditions in the securities markets and general economic and industry conditions, the Reporting Persons may in the future take such actions with respect to their respective investments in the Issuer as they deem appropriate including, without limitation, seeking additional representation on the Board of Directors, making proposals to the Issuer concerning changes to the capitalization, ownership structure or operations of the Issuer, purchasing additional Shares, disposing of some or all of their Shares, or engaging in the short selling of, or any hedging or similar transaction with respect to, the Shares.

CUSIP No. 307068106	13D	Page 10 of 12 Pages

The Reporting Persons may exercise any and all of their rights as shareholders of the Issuer in a manner consistent with their equity interests and investment objectives. The Reporting Persons reserve the right to formulate other plans and/or make other proposals, and take such actions with respect to the Shares owned of record and/or beneficially by the Reporting Persons, including any or all of the actions set forth in paragraphs (a) through (j) of Item 4 of Schedule 13D and any other actions as the Reporting Persons may determine.

IMPORTANT INFORMATION

Atlas Fund intends to make a preliminary filing with the Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies for the election of Mr. Walsh to the Board of Directors at the Annual Meeting.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PATRICK WALSH AND HIS AFFILIATES FROM THE SHAREHOLDERS OF FAMOUS DAVE’S OF AMERICA, INC. FOR USE AT ITS 2013 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF FAMOUS DAVE’S OF AMERICA, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND THEIR DIRECT AND INDIRECT INTERESTS IN ANY SUCH PROXY SOLICITATION, IS CONTAINED IN EXHIBIT 99.1 HERETO.

Item 5. Interest in Securities of the Issuer.

(a) The aggregate percentage of Shares reported owned by each person named herein is based upon 7,506,757 Shares outstanding as of October 29, 2012, according to the Issuer’s Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2012, filed with the Commission on November 2, 2012.

As of the close of business on December 26, 2012, Atlas Fund directly owned 648,958 Shares, constituting approximately 8.64% of the Shares outstanding; Master Fund directly owned 31,801 Shares, constituting approximately 0.42% of the Shares outstanding; and Mr. Walsh directly owned 39,000 Shares, constituting approximately 0.52% of the Shares outstanding.

Mr. Walsh, by virtue of his relationship to each of the other Reporting Persons and his direct beneficial ownership of 39,000 Shares, may be deemed to beneficially own, in the aggregate, 719,759 Shares, representing approximately 9.59% of the Issuer’s outstanding Shares.

PW Capital Management, by virtue of its relationship to each of Atlas Fund and Master Fund, may be deemed to indirectly beneficially own the 680,759 Shares that Atlas Fund and Master Fund directly beneficially own in the aggregate.

Master Fund GP, by virtue of its relationship to Master Fund, may be deemed to indirectly beneficially own the 31,801 Shares that Master Fund directly beneficially owns.

Atlas Fund GP, by virtue of its relationship to Atlas Fund, may be deemed to indirectly beneficially own the 648,958 Shares that Atlas Fund directly beneficially owns.

CUSIP No. 307068106	13D	Page 11 of 12 Pages

None of PW Capital Management, Master Fund GP or Atlas Fund GP directly owns, of record or beneficially, any Shares.

(b) Mr. Walsh has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition of, 39,000 Shares.

Each of Atlas Fund and Atlas Fund GP has the shared power to vote or direct the vote, and the shared power to dispose or direct the disposition of, 648,958 Shares.

Each of Master Fund and Master Fund GP has the shared power to vote or direct the vote, and the shared power to dispose or direct the disposition of, 31,801 Shares.

Each of Mr. Walsh and PW Capital Management has the shared power to vote or direct the vote, and the shared power to dispose or direct the disposition of, 680,759 Shares.

(c) Schedule A annexed hereto lists all transactions in securities of the Issuer during the past sixty days by the Reporting Persons. All of such transactions were effected in the open market or by block trades.

(d) No person other than the Reporting Persons is known to have the right to receive, or the power to direct the receipt of dividends from, or proceeds from the sale of, the Shares.

(e) Not applicable.

The filing of this Schedule 13D shall not be construed as an admission that the Reporting Persons are, for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, the beneficial owners of any of the Shares reported herein. Each of the Reporting Persons specifically disclaims beneficial ownership of the Shares reported herein that are not directly owned by such Reporting Person.

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

On December 27, 2012, the Reporting Persons entered into a Joint Filing Agreement in which the Reporting Persons agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Issuer, to the extent required by applicable law. A copy of this agreement is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Other than as described in Items 2, 3, 4, 5 and 6 hereof and the documents attached as exhibits hereto, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in Item 2 and between such persons and any person with respect to any securities of the Issuer, including but not limited to, transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

Item 7. Material to be Filed as Exhibits.

The following documents are filed as exhibits:

Exhibit No.	Exhibit Name
99.1	Shareholder Notice of Director Nomination, dated as of December 21, 2012, with Respect to the 2013 Annual Meeting of Shareholders of Famous Dave’s of America, Inc.
99.2	Joint Filing Agreement, dated as of December 27, 2012, by and among PW Partners Atlas Fund LP, PW Partners Master Fund LP, PW Partners Atlas Funds, LLC, PW Partners, LLC, PW Partners Capital Management LLC and Patrick Walsh

CUSIP No. 307068106	13D	Page 12 of 12 Pages

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned’s knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: December 27, 2012

PW PARTNERS ATLAS FUND LP By: PW Partners Atlas Funds, LLC, its general partner By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer	PW Partners Master Fund LP By: PW Partners, LLC, its general partner By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer
PW PARTNERS ATLAS FUNDS, LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer	PW Partners, LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer
PW Partners Capital Management LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member	Patrick Walsh By: /s/ Patrick Walsh

Schedule A

Certain Information Required by Item 5 of Schedule 13D

(c) During the past 60 days, the following Reporting Persons purchased shares of common stock, par value $0.01 per share, of the Issuer in open market transactions and through block trades as indicated below. The price per share excludes brokerage commissions.

Master Fund
Trade Date	Shares Purchased (Sold)	Price per Share

10/16/2012	3,000	$8.93
10/17/2012	900	$8.98
10/19/2012	2,102	$8.98
10/22/2012	3,492	$8.82
10/25/2012	6,737	$8.23
10/26/2012	3,769	$7.90
10/31/2012	2,579	$7.90
11/1/2012	4,153	$7.83
11/14/2012	100	$8.05
12/26/2012	4,969	$8.69

Atlas Fund
Trade Date	Shares Purchased (Sold)	Price per Share

11/1/2012	30,576	$7.84
11/2/2012	3,058	$7.93
11/5/2012	21,890	$7.99
11/5/2012	100	$7.84
11/14/2012	8,142	$8.11
11/14/2012	(250)	$8.08
11/15/2012	4,533	$8.07
11/15/2012	(200)	$8.10
11/16/2012	1,609	$8.09
11/19/2012	7,335	$8.27
11/19/2012	(100)	$8.15
11/20/2012	2,781	$8.38
11/20/2012	(100)	$8.05
11/21/2012	20,033	$8.60
11/23/2012	2,100	$8.60
11/26/2012	3,290	$8.66
11/27/2012	9,571	$8.71
11/27/2012	(200)	$8.65
11/28/2012	1,300	$8.67
11/29/2012	2,437	$8.79
11/30/2012	329	$8.70
12/3/2012	11,201	$8.94
12/4/2012	7,371	$9.06
12/4/2012	(200)	$9.08
12/5/2012	9,984	$9.02
12/5/2012	(100)	$8.85
12/6/2012	200	$9.00
12/7/2012	13,781	$9.04
12/7/2012	(300)	$9.02
12/10/2012	8,965	$8.97
12/10/2012	(300)	$8.88
12/11/2012	11,114	$9.00
12/11/2012	(200)	$8.67
12/12/2012	6,270	$9.10
12/12/2012	100	$8.91
12/13/2012	1,904	$9.08
12/13/2012	(100)	$8.97
12/13/2012	61,000	$9.10
12/14/2012	48,934	$9.01
12/14/2012	(100)	$9.00
12/17/2012	2,021	$8.99
12/17/2012	(100)	$8.91
12/18/2012	2,496	$9.01
12/19/2012	346,183	$9.10

A-1

Patrick Walsh
Trade Date	Shares Purchased (Sold)	Price per Share

10/26/2012	4,000	7.93
10/26/2012	1,000	7.92
10/26/2012	1,197	7.93
11/6/2012	5,000	8.00
11/6/2012	2,414	7.99
11/6/2012	5,000	8.00
11/6/2012	4,950	8.00
11/9/2012	706	8.08
11/9/2012	450	8.08
11/12/2012	1,118	8.05
11/12/2012	1,000	8.13
11/12/2012	400	8.13
11/12/2012	300	8.07
11/12/2012	200	8.12
11/12/2012	127	8.05
11/12/2012	100	8.11
11/12/2012	3	8.10
11/13/2012	1,221	8.05
11/13/2012	100	8.09
11/13/2012	1,000	8.09
11/13/2012	1,000	8.09
12/26/2012	863	8.86
12/26/2012	1,000	8.56
12/26/2012	387	8.94
12/26/2012	300	8.9
12/26/2012	2,000	8.88
12/26/2012	1,200	8.85
12/26/2012	800	8.86
12/26/2012	400	8.87
12/26/2012	764	8.88

[End of Schedule A]

A-2

EXHIBIT 99.1

PW PARTNERS ATLAS FUNDS, LLC

141 W. Jackson Blvd., Suite 300

Chicago, IL 60604

(312) 347-1709

December 21, 2012

VIA FEDEX AND FACSIMILE (952) 294-1301

Famous Dave’s of America, Inc.

12701 Whitewater Drive, Suite 200

Minnetonka, MN 55343

Attention:	Diana G. Purcel

Secretary

Re:	Shareholder Notice of Director Nomination with Respect to the Annual Meeting of Shareholders of Famous Dave’s of America, Inc. (the “Company”)

Ladies and Gentlemen:

PW Partners Atlas Fund LP, a Delaware limited partnership (“Atlas Fund” or the “Record Holder”), hereby submits this notice pursuant to the requirements set forth in Section 4.3 of Article 4 (the “Nomination Requirements”) of the Second Amended and Restated Bylaws of the Company, effective as of May 10, 2012 and filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 11, 2012 (the “Bylaws”), to propose the nomination of, and nominate, a candidate for election to the Board of Directors of the Company (the “Board”) at the 2013 Annual Meeting of Shareholders of the Company, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof (the “Annual Meeting”). This notice, together with Annex A, Annex B, Annex C, Annex D, and Exhibit I hereto, is referred to herein as the “Notice” and is submitted by the Record Holder on behalf of the Direct Beneficial Owners (as defined below).

In accordance with the Nomination Requirements, this Notice is being delivered to the attention of the Secretary of the Company (the “Secretary”) at the principal executive offices of the Company. According to the Definitive Proxy Statement on Schedule 14A of the Company, filed with the Commission on March 22, 2012, and the information available on the Company’s website, the Secretary of the Company is Ms. Diana G. Purcel. If, however, as of the date of receipt of this Notice, Ms. Purcel is no longer the Secretary, then this Notice shall be deemed delivered to the attention of the then current Secretary.

It is the Record Holder’s understanding, based on the Company’s public disclosure, that the Board currently consists of six members, and that the current terms of each of the directors will expire at the Annual Meeting. Accordingly, the Record Holder assumes that the shareholders of the Company will be asked to elect six directors at the Annual Meeting, each to serve for a term ending on the date of the Annual Meeting of Shareholders of the Company to be held in 2014 and until their respective successors are duly elected and qualified. The Record Holder reserves the right to (a) nominate additional nominees to fill any director positions created by the Board prior to or at the Annual Meeting and (b) nominate additional or other persons if the Company makes or announces any change to the Bylaws or takes or announces any other actions that are designed to, or have the effect of, disqualifying the Nominee (defined below). Additional nominations made pursuant to the preceding clauses (a) and/or (b) are without prejudice to the position of the Record Holder that any attempt to increase the size of the Board or disqualify the Nominee through Bylaw amendments or otherwise constitutes unlawful manipulation of the Company’s corporate machinery.

The record holder hereby proposes the nomination of, and nominates, the following individual (the “Nominee” or “Mr. Walsh”) for election to the Board as a director to succeed one of the current directors of the Company whose term expires at the Annual Meeting (or any director named to fill any vacancy created by the death, retirement, resignation or removal of any such director): Patrick Walsh. Mr. Walsh is a sophisticated investor who has an extensive background in financial analysis, a broad understanding of the operational, financial and strategic issues facing public companies, and significant experience in the restaurant industry through past investments. In light of his education, background and experience, and his significant ownership stake in the Company, Mr. Walsh would bring the perspective of a professional institutional shareholder to Board discussions, and would provide the Board with a strategic focus on maximizing shareholder value.

As required by Section 4.3 of Article 4 of the Bylaws, the following information constitutes all of the information relating to the Nominee and the Nominating Persons (as defined in the Bylaws) required to be set forth in this Notice pursuant to the Nomination Requirements. To the extent that information set forth anywhere in this Notice is responsive to a specific item required pursuant to the Nomination Requirements, each such item shall be deemed to incorporate such other information, no matter where such information appears in this Notice. To the extent additional information is provided regarding the Nominee or a Nominating Person, such information is provided voluntarily for context or completeness.

A.	Nomination Requirements with Respect to Nominee – Patrick Walsh (Age 36)

(i)                 Mr. Walsh’s business address is 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604 and his residence address is [REDACTED].

(ii)               As of December 21, 2012: (a) Mr. Walsh did not own any shares of capital stock of the Company of record and was the direct beneficial owner of 31,286 shares of common stock, par value $0.01 per share, of the Company (generally, the “Shares”); (b) Atlas Fund was the holder of record of 200 Shares and the direct beneficial owner of 648,958 Shares (including the 200 Shares of which Atlas Fund is the shareholder of record); and (c) PW Partners Master Fund LP, a Delaware limited partnership (“Master Fund” and, together with Mr. Walsh and Atlas Fund, the “Direct Beneficial Owners”), was the direct beneficial owner of 26,832 Shares, in each case, as further described in Annex A. In addition to the 31,286 Shares beneficially owned directly by Mr. Walsh, by virtue of his relationship to Atlas Fund and Master Fund, Mr. Walsh is also deemed to beneficially own the Shares that each of Atlas Fund and Master Fund directly beneficially owns, for an aggregate total of 707,076 Shares, as set forth herein and further described in Annex A. PW Partners Atlas Funds, LLC, a Delaware limited liability company (“Atlas Fund GP”), is the general partner of Atlas Fund, while PW Partners, LLC, a Delaware limited liability company (“Master Fund GP”), is the general partner of Master Fund. PW Partners Capital Management LLC, a Delaware limited liability company (“PW Capital Management” and, together with the Direct Beneficial Owners, Atlas Fund GP and Master Fund GP, the “Beneficial Owners” or “PW Partners”) serves as the management company with respect to Atlas Fund and Master Fund. As of December 21, 2012, none of Atlas Fund GP, Master Fund GP or PW Capital Management owned of record, or directly beneficially, any Shares, although by virtue of each entity’s respective relationship to Atlas Fund and/or Master Fund, as applicable: (a) Atlas Fund GP is deemed to indirectly beneficially own the Shares which Atlas Fund directly beneficially owns, for a total of 648,958 Shares, (b) Master Fund GP is deemed to indirectly beneficially own the Shares which Master Fund directly beneficially owns, for an aggregate total of 26,832 Shares and (c) PW Capital Management is deemed to indirectly beneficially own the Shares which each of Atlas Fund and Master Fund directly beneficially owns, for an aggregate total of 675,790 Shares, in each case, as further described in Annex A. For purposes of this Notice, “beneficial ownership” and words of similar import have the meaning ascribed thereto by Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The dates on which the Shares held of record by the Record Holder and beneficially owned by the Direct Beneficial Owners were acquired by the Record Holder and each of the Direct Beneficial Owners, as applicable, and the investment intent behind such acquisitions, are set forth in Annex A hereto.

2

(iii)             The information required as specified in subsection (c)(i)(D) of Section 4.3 of Article 4 of the Bylaws is set forth herein and in Annex A, Annex B and Annex C hereto. Set forth on Annex A, Annex B and Annex C hereto is all information relating to the Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act and the rules thereunder. Attached as Annex C hereto is an executed letter from the Nominee consenting to be named in the proxy statement to be filed with the Commission and distributed to shareholders of the Company and in any other materials in connection with the solicitation of proxies from shareholders of the Company to be voted at the Annual Meeting and to serve as a director of the Company, if so elected at the Annual Meeting until the 2014 Annual Meeting of Shareholder of the Company or until his successor is duly elected and qualified.

(iv)             Except as otherwise set forth in this Notice, neither Mr. Walsh nor any member of Mr. Walsh’s immediate family sharing the same household (a) holds or maintains any Synthetic Equity Position, (b) is party to any agreement, arrangement, understanding or relationship relating to any Short Interests or (c) is entitled to any Performance-Related Fees (in each case, as each of these terms is defined in the Bylaws).

(v)               Except as otherwise set forth in this Notice, Mr. Walsh does not know of any other shareholder supporting the Nominee for election as a director of the Company on the date hereof.

(vi)             Mr. Walsh, indirectly through PW Capital Management, is entitled to management fees and carried interest in connection with the operations of Atlas Fund and Master Fund, none of which have been paid as of the date of this Notice. Except as otherwise set forth herein or as a result of Mr. Walsh’s personal investments with respect to Atlas Fund, Mr. Walsh has not received direct or indirect compensation and has not been party to any other material monetary agreements, arrangements or understandings, or any other material relationships, between or among Mr. Walsh, his respective affiliates and associates and any other persons with whom Mr. Walsh (or any of his respective affiliates and associates) is Acting in Concert (as defined in the Bylaws), on the one hand, and any Nominating Person, on the other hand, in each case, during the past three (3) years.

B.	Nomination Requirements with respect to each Nominating Person

(i)                 The principal business address of each of the Nominating Persons is 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604.

(ii)               The information set forth under Section A(ii) on page 2 of this Notice is hereby incorporated by reference as if fully set forth herein.

(iii)             Except as otherwise set forth in this Notice, none of the Nominating Persons (a) holds or maintains any Synthetic Equity Position, (b) is party to any agreement, arrangement, understanding or relationship relating to any Short Interests or (c) is entitled to any Performance-Related Fees (in each case, as each of these terms is defined in the Bylaws).

(iv)             The Record Holder believes that its name and address, as set forth herein, are the name and address for the Record Holder that appear on the Company’s stock ledger.

(v)               Except as otherwise set forth in this Notice, none of the Nominating Persons knows of any other shareholder supporting the Nominee for election as a director of the Company on the date hereof.

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(vi)             The information required as specified in subsection (c)(v) of Section 4.3 of Article 4 of the Bylaws is set forth herein and in Annex A and Annex B hereto. Set forth on Annex A and Annex B hereto is all other information relating to the Nominating Persons that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by the Nominating Persons in support of the Nominee proposed to be nominated for election as a director at the Annual Meeting pursuant to Section 14(a) of the Exchange Act.

The Record Holder and the other Beneficial Owners hold record and/or beneficial ownership, as applicable, of Shares as described in this Notice as of the date of this Notice and will continue to hold record and/or beneficial ownership, as applicable, of Shares through the time of the Annual Meeting. Attached as Exhibit I is confirmation that Atlas Fund was the owner of Shares as of the date of such confirmation. Atlas Fund continues to own the Shares reflected on such confirmation as of the date hereof.

The information included in this Notice has been provided as of December 21, 2012 and represents the best knowledge of the Record Holder as of such time. The Record Holder reserves the right, in the event any such information shall be or become inaccurate, to provide corrective information to the Company as soon as reasonably practicable. The Record Holder expressly disclaims any responsibility for the accuracy of any information that has been taken or derived from the Company’s public filings. If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of the Nominee at the Annual Meeting, or if the Nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to any substitute nominees selected by the Record Holder.

This Notice has been prepared and delivered in accordance with the requirements of the Bylaws. If, for any reason, the Company, the Chief Executive Officer, the Secretary or any officer designated as the chairperson or the secretary of the Annual Meeting or the Board believes otherwise, the Record Holder requests that it be notified of such belief immediately so that it may consider such matters and supplement and/or amend this Notice as may be appropriate or take any other action available to it under applicable law. Any claim that this Notice is in any way defective or deficient, and all further correspondence on this matter, should be addressed to the Record Holder at 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604, Attn: Patrick Walsh, Facsimile No. (312) 347-0101, with a copy to Christopher M. Bartoli, Esq., at Baker & McKenzie LLP, 300 East Randolph Street, Suite 5000, Chicago, IL 60601, Facsimile No. (312) 861-2899, so that there is an opportunity to address any such claim.

The inclusion of any information in this Notice is not an admission that such information is required to be included herein, and the giving of this Notice is not an admission that the Nomination Requirements or any other procedures set forth in the Bylaws are legal, valid or binding. The Record Holder reserves all rights in connection with the nomination of the Nominee or any other nominations or proposals to be considered at the Annual Meeting, including the right to assert a claim for any damages or costs the Record Holder or any of its affiliates may sustain or incur, including attorneys’ fees, in the event of any dispute concerning this Notice or the Bylaws.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the undersigned has executed this Notice this 21st day of December, 2012.

PW PARTNERS ATLAS FUND LP

By:	PW PARTNERS ATLAS FUNDS, LLC,
its General Partner

By;	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member
and Chief Executive Officer

5

ANNEX A

BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Set forth below is certain information concerning ownership of the Shares by the Beneficial Owners. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the letter that forms part of this Notice.

Security Ownership of Direct Beneficial Owners
Title of Class and Series	Name of Direct Beneficial Owner (1)	Amount of Direct Beneficial Ownership	Percent of Class (2)
Shares of common stock, par value $0.01 per share	Atlas Fund	648,958	8.64%(3)
Shares of common stock, par value $0.01 per share	Master Fund	26,832	0.36%
Shares of common stock, par value $0.01 per share	Patrick Walsh	31,286	0.42%
Shares of common stock, par value $0.01 per share	Atlas Fund GP	0	-
Shares of common stock, par value $0.01 per share	Master Fund GP	0	-
Shares of common stock, par value $0.01 per share	PW Capital Management	0	-
Total	707,076		9.42%

(1) Each shareholder listed in this table is, as of December 21, 2012, the direct beneficial owner of the Shares set forth under the heading “Amount of Direct Beneficial Ownership.” Indirect beneficial ownership of Shares is described below in this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

(2) Based on 7,506,757 Shares outstanding as of October 29, 2012, according to the Company’s Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2012, filed with the Commission on November 2, 2012.

(3) The Beneficial Owners will file a Beneficial Ownership Report on Schedule 13D within the time period prescribed by Section 13(d) of the Exchange Act with respect to the Shares.

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Patrick Walsh is the (a) Managing Member and Chief Executive Officer of (i) Atlas Fund GP, the general partner of Atlas Fund and (ii) Master Fund GP, the general partner of Master Fund; and (b) Managing Member of PW Capital Management, the management company with respect to Atlas Fund and Master Fund.

The principal business address of each of Mr. Walsh, the Record Holder and the other Beneficial Owners is 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604.

Each of Atlas Fund and Master Fund is primarily engaged in the business of investing in securities. Atlas Fund GP is primarily engaged in the business of serving as the general partner of Atlas Fund. Master Fund GP is primarily engaged in the business of serving as the general partner of Master Fund. PW Capital Management is primarily engaged in the business of serving as the management company with respect to each of Atlas Fund and Master Fund. Mr. Walsh is primarily engaged in the business of serving as (a) Managing Member and Chief Executive Officer of each of Atlas Fund GP and Master Fund GP and (b) Managing Member of PW Capital Management.

6

Mr. Walsh, by virtue of his relationship to each of the other Beneficial Owners and his direct beneficial ownership of 31,286 Shares, may be deemed to beneficially own, in the aggregate, 707,076 Shares, representing approximately 9.42% of the Company’s outstanding Shares, based on 7,506,757 Shares outstanding as of October 29, 2012 according to the Company’s Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2012, filed with the Commission on November 2, 2012.

PW Capital Management, by virtue of its relationship to each of Atlas Fund and Master Fund, may be deemed to indirectly beneficially own the 675,790 Shares that Atlas Fund and Master Fund directly beneficially own in the aggregate. Master Fund GP, by virtue of its relationship to Master Fund, may be deemed to indirectly beneficially own the 26,832 Shares that Master Fund directly beneficially owns. Atlas Fund GP, by virtue of its relationship to Atlas Fund, may be deemed to indirectly beneficially own the 648,958 Shares that Atlas Fund directly beneficially owns.

Mr. Walsh, by virtue of his relationship to each of the other Beneficial Owners, may be deemed to indirectly beneficially own the 675,790 Shares that Atlas Fund and Master Fund directly beneficially own in the aggregate.

The Direct Beneficial Owners purchased the Shares based on their belief that the Shares, when purchased, were undervalued and represented an attractive investment opportunity. Depending upon overall market conditions, other investment opportunities available to the Direct Beneficial Owners, and the availability of Shares at prices that would make the purchase of additional Shares desirable, the Direct Beneficial Owners may endeavor to increase their respective positions in the Company through, among other things, the purchase of Shares in the open market, in private transactions or otherwise, on such terms and at such times as the Direct Beneficial Owners may deem advisable. In addition to the nomination of Mr. Walsh to the Board as described in this Notice, consistent with their intent to review their respective investments in the Company on a continuing basis, the Direct Beneficial Owners may engage in discussions with management, the Board, other shareholders and franchisees of the Company concerning the business, operations and future plans of the Company. Depending on various factors including, without limitation, the Company’s financial position and investment strategy, the price levels of the Shares, conditions in the securities markets and general economic and industry conditions, the Direct Beneficial Owners may in the future take such actions with respect to their respective investments in the Company as they deem appropriate including, without limitation, seeking additional Board representation, making proposals to the Company concerning changes to the capitalization, ownership structure or operations of the Company, purchasing additional Shares, selling some or all of their Shares, engaging in short selling of or any hedging or similar transaction with respect to the Shares or changing their intention with respect to any and all matters referred to herein. The Direct Beneficial Owners may, at any time and from time to time, review or reconsider their position and/or change their purpose and/or formulate other plans or proposals with respect thereto.

TWO YEAR SUMMARY TABLE

Other than purchases of Shares in the open market or through block trades by Master Fund, Atlas Fund and/or Mr. Walsh as set forth in the table below, none of the Direct Beneficial Owners nor any of the Other Participants (as defined in Annex B) has purchased or sold within the past two years any securities of the Company.

7

Master Fund
Trade Date	Shares Purchased (Sold)	Price per Share

10/16/2012	3,000	$8.93
10/17/2012	900	$8.98
10/19/2012	2,102	$8.98
10/22/2012	3,492	$8.82
10/25/2012	6,737	$8.23
10/26/2012	3,769	$7.90
10/31/2012	2,579	$7.90
11/1/2012	4,153	$7.83
11/14/2012	100	$8.05

Atlas Fund
Trade Date	Shares Purchased (Sold)	Price per Share

11/1/2012	30,576	$7.84
11/2/2012	3,058	$7.93
11/5/2012	21,890	$7.99
11/5/2012	100	$7.84
11/14/2012	8,142	$8.11
11/14/2012	(250)	$8.08
11/15/2012	4,533	$8.07
11/15/2012	(200)	$8.10
11/16/2012	1,609	$8.09
11/19/2012	7,335	$8.27
11/19/2012	(100)	$8.15
11/20/2012	2,781	$8.38
11/20/2012	(100)	$8.05
11/21/2012	20,033	$8.60
11/23/2012	2,100	$8.60
11/26/2012	3,290	$8.66
11/27/2012	9,571	$8.71
11/27/2012	(200)	$8.65
11/28/2012	1,300	$8.67
11/29/2012	2,437	$8.79
11/30/2012	329	$8.70
12/3/2012	11,201	$8.94
12/4/2012	7,371	$9.06
12/4/2012	(200)	$9.08
12/5/2012	9,984	$9.02
12/5/2012	(100)	$8.85
12/6/2012	200	$9.00
12/7/2012	13,781	$9.04
12/7/2012	(300)	$9.02
12/10/2012	8,965	$8.97
12/10/2012	(300)	$8.88
12/11/2012	11,114	$9.00
12/11/2012	(200)	$8.67
12/12/2012	6,270	$9.10
12/12/2012	100	$8.91
12/13/2012	1,904	$9.08
12/13/2012	(100)	$8.97
12/13/2012	61,000	$9.10
12/14/2012	48,934	$9.01
12/14/2012	(100)	$9.00
12/17/2012	2,021	$8.99
12/17/2012	(100)	$8.91
12/18/2012	2,496	$9.01
12/19/2012	346,183	$9.10

8

Patrick Walsh
Trade Date	Shares Purchased (Sold)	Price per Share

10/26/2012	4,000	7.93
10/26/2012	1,000	7.922
10/26/2012	1,197	7.93
11/6/2012	5,000	8.00
11/6/2012	2,414	7.99
11/9/2012	706	8.08
11/9/2012	450	8.08
11/12/2012	1,118	8.05
11/12/2012	1,000	8.13
11/12/2012	400	8.13
11/12/2012	300	8.07
11/12/2012	200	8.12
11/12/2012	127	8.05
11/12/2012	100	8.11
11/12/2012	3	8.10
11/13/2012	1,221	8.05
10/26/2012	100	8.09
10/26/2012	1,000	8.09
10/26/2012	1,000	8.09
11/6/2012	5,000	8.00
11/6/2012	4,950	8.00

[End of Annex A]

9

ANNEX B

CERTAIN INFORMATION CONCERNING THE NOMINEE, RECORD HOLDER AND OTHER BENEFICIAL OWNERS

This Annex B sets forth certain information concerning the Nominee, the Record Holder and the other Beneficial Owners (collectively, the “Other Participants”), who may be deemed participants in any solicitation of proxies from shareholders of the Company by Atlas Fund in connection with the Annual Meeting. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the letter that forms part of this Notice. The terms “associate,” “affiliate” and “participant” used in connection with the statements herein shall have the meaning ascribed thereto in the Exchange Act.

A.	Nominee

The Nominee has furnished the following information regarding his principal occupation and certain other matters.

Name and Business Address	Age	Principal Occupation or Employment during the Past Five Years
Patrick Walsh Business Address: 141 W. Jackson Blvd., Suite 300 Chicago, IL 60604	36

Since August 2012, Mr. Walsh has been Managing Member and Chief Executive Officer of PW Partners, LLC and PW Partners Atlas Funds, LLC, each the general partner of PW Partners Master Fund LP and PW Partners Atlas Fund LP, respectively. Each of PW Partners Master Fund LP and PW Partners Atlas Fund LP is a value-oriented, fundamentally-driven, private investment fund. In addition, since September 2012, Mr. Walsh has served as Managing Member of PW Partners Capital Management LLC, the management company with respect to each of PW Partners Atlas Fund LP and PW Partners Master Fund LP. From December 2011 to August 2012, Mr. Walsh was Managing Partner of PWK Partners, LLC, a value-oriented, private investment firm. From September 2011 to December 2011, Mr. Walsh was engaged in activities relating to the formation of PWK Partners, LLC and its affiliated funds. From March 2008 to September 2011, Mr. Walsh was a Partner at Oak Street Capital Management, LLC, a long-short, value-oriented, private investment management firm. From August 2004 to February 2008, Mr. Walsh was a Vice President in the Real Estate, Gaming, Lodging and Leisure Investment Banking Group of Deutsche Bank Securities, Inc., a subsidiary of Deutsche Bank AG conducting investment banking and securities activities in the United States.

Mr. Walsh is a Chartered Financial Analyst. He received a B.S. in accountancy from Boston College and successfully completed Columbia Business School’s Value Investing Program.

Mr. Walsh is a sophisticated investor who has an extensive background in financial analysis, a broad understanding of the operational, financial and strategic issues facing public companies, and significant experience in the restaurant industry through past investments. In light of his education, background and experience, and his significant ownership stake in the Company, Mr. Walsh would bring the perspective of a professional institutional shareholder to Board discussions, and would provide the Board with a strategic focus on maximizing shareholder value.

10

The Nominee has entered into a letter agreement substantially in the form attached hereto as Annex D with Atlas Fund agreeing to participate in the proxy solicitation that may be conducted by PW Partners relating to the Annual Meeting (the “Proxy Solicitation”), to stand for election as a Nominee of Atlas Fund and, if elected, to serve as a director of the Company (the “Nomination Agreement”). Atlas Fund has also agreed to reimburse the Nominee for of all reasonable costs and expenses (including attorneys’ costs) related to certain proceedings that may arise in respect of Nominees role as a nominee for director of the Company. Additionally, in consideration of the Nomination Agreement, Atlas Fund has agreed to indemnify the Nominee from and against any and all direct or indirect losses, damages, penalties, judgments, interest, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by Nominee related to certain proceedings that may arise in respect of Nominees role as a nominee for director of the Company; provided, however, that Atlas Fund shall not be liable in any such case to the extent (i) in the event the Nominee is found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless the Nominee demonstrates that the Nominee’s action was taken in good faith and in a manner the Nominee reasonably believed to be in or not opposed to the best interests of election or (ii) if the Nominee acted in a manner which constitutes gross negligence or willful misconduct.

PW Partners expects that the Nominee, if elected, will be entitled to receive compensation customarily paid by the Company to its non-executive directors. PW Partners anticipates that the definitive proxy statement to be filed by the Company in connection with the Annual Meeting will describe this compensation. PW Partners expects that the Nominee, if elected, will be indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company and that the Nominee will be covered by the Company’s director and officer liability insurance.

PW Partners believes that the Nominee, if elected, will exercise his independent judgment and duties as a director of the Company. Other than as described in this Notice, the Nominee does not have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as disclosed in this Notice, there is no arrangement or understanding between the Nominee and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

During the past ten years, the Nominee has not been convicted in a criminal proceeding (other than traffic violations or similar misdemeanors).

Other than as disclosed in this Notice, neither the Nominee, nor any associate of the Nominee, owns beneficially, directly or indirectly, any securities of the Company.

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The Nominee does not own beneficially directly or indirectly, any securities of any parent or subsidiary of the Company.

The Nominee does not own any securities of the Company of record but not beneficially.

The Nominee has not purchased or sold within the past two years any securities of the Company, except as provided in Annex A.

Other than as described in this Notice, the Nominee is not and was not within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Neither the Nominee, nor any of his respective associates or immediate family members (as such term is described in Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Regulation S-K”)), has had since the beginning of the Company’s last fiscal year, a direct or indirect material interest in any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Other than as described in this Notice, neither the Nominee, nor any associate of the Nominee, has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

There are no material proceedings to which the Nominee, the Record Holder, any of the other Beneficial Owners or any associate of the Nominee, the Record Holder or any of the other Beneficial Owners, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between the Nominee and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

The Nominee does not have any position or office with the Company and no occupation or employment with which the Nominee has been involved during the past five years was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. The Nominee has never served on the Board.

The Nominee has not been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K.

The Nominee is independent under the independence standards applicable to the Company pursuant to Item 407(a) of Regulation S-K, the listing standards of the NASDAQ Global Select Market and as set forth in the Corporate Governance Principles and Practices of the Company, effective as of May 1, 2012.

Neither the Nominee, nor any associate of the Nominee, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.

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B.	Persons Making the Solicitation and Other Participants

The solicitation for election of the Nominee will be made by PW Partners. Information regarding Atlas Fund and the Other Participants is set forth below and elsewhere in this Notice.

Atlas Fund is a Delaware limited partnership managed by Atlas Fund GP, its general partner. Mr. Walsh is the Managing Member and Chief Executive Officer of Atlas Fund GP. Atlas Fund is a value-oriented, fundamentally driven, private investment fund. Atlas Fund acquired 648,358 Shares on the respective dates set forth in Annex A and, as of the date of this Notice, Atlas Fund owned of 200 Shares of record, and 648,158 Shares beneficially.

Master Fund is a Delaware limited partnership managed by Master Fund GP, its general partner. Mr. Walsh is the Managing Member and Chief Executive Officer of Master Fund GP. Master Fund is a value-oriented, fundamentally driven, private investment fund. Master Fund acquired 26,832 Shares on the respective dates set forth in Annex A and, as of the date of this Notice, Master Fund owned 26,832 Shares beneficially.

Atlas Fund GP and Master Fund GP are the general partners of Atlas Fund and Master Fund, respectively. Mr. Walsh is the Managing Member and Chief Executive Officer of each of Atlas Fund GP and Master Fund GP. PW Capital Management is the management company of Atlas Fund and Master Fund. Mr. Walsh is the Managing Member of PW Capital Management. As of the date of this Notice, (i) PW Capital Management, by virtue of its relationship to Atlas Fund and Master Fund, may be deemed to indirectly beneficially own the 675,790 Shares that Atlas Fund and Master Fund directly beneficially own in the aggregate; (ii) Master Fund GP, by virtue of its relationship to Master Fund, may be deemed to indirectly beneficially own the 26,832 Shares that Master Fund directly beneficially owns; and (iii) Atlas Fund GP, by virtue of its relationship to Atlas Fund, may be deemed to indirectly beneficially own the 648,958 Shares that Atlas Fund directly beneficially owns.

Mr. Walsh acquired 31,286 Shares on the respective dates set forth in Annex A and, as of the date of this Notice, Mr. Walsh owned 707,076 Shares beneficially, by virtue of his relationship to the other Beneficial Owners.

The principal office of each of Atlas Fund, Master Fund, Atlas Fund GP, Master Fund GP and PW Capital Management is located at 141 W. Jackson Blvd., Suite 300, Chicago, IL 60604, and their telephone number is (312) 347-1709.

Under the applicable regulations of the Commission, Mr. Walsh and each of the other Beneficial Owners may be deemed to be participants in any solicitation of proxies from shareholders of the Company by Atlas Fund in connection with the Annual Meeting. The information set forth in Part A of this Annex B with respect to Mr. Walsh’s current principal occupation or employment is incorporated herein by reference as if fully set forth herein. The current business address of each participant is care of Atlas Fund, 141 W. Jackson Blvd., Suite 300 Chicago, IL 60604.

Proxies may be solicited by mail, telephone, facsimile, telegraph, the internet, e-mail, newspapers and other publications of general distribution and in person. As of the date hereof, Atlas Fund has retained SCB Advising, Inc. (“SCB”) for advisory and/or proxy solicitation services in connection with solicitations relating to the Annual Meeting, for which SCB is anticipated to receive a success fee to be negotiated by the parties contingent upon the election of Mr. Walsh to the Board at the Annual Meeting. Up to 15 people may be employed, directly or indirectly, by SCB in connection with the Proxy Solicitation. In addition, Atlas Fund may also engage additional proxy solicitor firms to render advisory and/or proxy solicitation services in connection with the Proxy Solicitation. Arrangements may also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Shares held as of the record date of the Annual Meeting. Atlas Fund and its affiliates will reimburse any such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, Mr. Walsh, as an affiliate of Atlas Fund, may also solicit proxies without any additional compensation in connection with the Annual Meeting.

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The entire expense of the Proxy Solicitation by or on behalf of Atlas Fund is being borne by Atlas Fund and its affiliates. Atlas Fund will seek reimbursement of any costs and expenses incurred by Atlas Fund in connection with the Proxy Solicitation from the Company under certain circumstances, including in connection with any settlement. In the event of a proxy contest arising in connection with the Proxy Solicitation that is not resolved by the Company, on the one hand, and PW Partners, on the other hand, Atlas Fund will submit the question of any such reimbursement to a vote of security holders. The total expenditures incurred by Atlas Fund to date in connection with this solicitation are approximately $15,000. Because the Annual Meeting is not expected to be held until May 2013, it is difficult to estimate the total expenses that Atlas Fund would incur in furtherance of, or in connection with, the solicitation of proxies. However, at this time, Atlas Fund anticipates that these expenses would be approximately $400,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

C.	Other Information Concerning Atlas Fund and Other Participants

During the past ten years, none of Atlas Fund or any of the Other Participants has been convicted in a criminal proceeding (other than traffic violations or similar misdemeanors).

Except as described in this Notice: (i) none of Atlas Fund nor any of the Other Participants, nor any of their respective associates, owns beneficially, directly or indirectly, any securities of the Company; (ii) none of Atlas Fund nor any of the Other Participants owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (iii) none of Atlas Fund nor any of the Other Participants owns any securities of the Company of record but not beneficially; and (iv) none of Atlas Fund nor any of the Other Participants has purchased or sold within the past two years any securities of the Company.

Except as described in this Notice, none of Atlas Fund nor any of the Other Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

None of Atlas Fund, any of the Other Participants, nor any of their respective associates or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had since the beginning of the Company’s last fiscal year, a direct or indirect material interest in any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Atlas Fund believes that the Nominee, if elected, will exercise his independent judgment and duties as a director of the Company. Other than as described in this Notice, neither Atlas Fund nor any of the Other Participants has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

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Other than as described in this Notice, none of Atlas Fund, any of the Other Participants nor any of their respective associates, has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

D.	OTHER INFORMATION

Other than as set forth in the Company’s documents filed with the Commission and other than as described in this Notice, Atlas Fund does not know of (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is the beneficial owner of more than five percent of any class of the Company’s voting securities or (ii) any change in control of the Company within the last fiscal year.

[End of Annex B]

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ANNEX C

CONSENT OF NOMINEE

The written consent of the Nominee to, among other things (a) being named, including as a nominee for election as a director of the Company, in the proxy statement to be filed with the Securities and Exchange Commission and distributed to shareholders of the Company and in any other materials in connection with the solicitation of proxies from shareholders of the Company to be voted at the 2013 Annual Meeting of Shareholders of the Company, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, and (b) serving as a director of the Company, if so elected at the Annual Meeting, until the 2014 Annual Meeting of Shareholders of the Company or until his successor is duly elected and qualified, is attached to this Annex C. The Record Holder will provide an original signed statement of consent upon request of the Company.

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CONSENT OF NOMINEE

The undersigned hereby consents to being named, including as a nominee for election as a director of Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to shareholders of the Company and in any other materials in connection with the solicitation of proxies from shareholders of the Company to be voted at the 2013 Annual Meeting of Shareholders of the Company, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, and further consents to serve as a director of the Company, if so elected, until the 2014 Annual Meeting of Shareholders of the Company or until his successor is duly elected and qualified.

Dated: December 21, 2012

PATRICK WALSH

/s/ Patrick Walsh

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ANNEX D

NOMINATION AGREEMENT

Attached to this Annex D is the Nomination Agreement by the Nominee and Atlas Fund pursuant to which Atlas Fund and its affiliates have agreed to indemnify such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting.

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PW PARTNERS ATLAS FUND LP

December 21, 2012

To the undersigned nominee:

This will confirm our understanding as follows:

You agree that you are willing to stand for election as director of Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”), in connection with a proxy contest with management of the Company in respect of the election of directors of the Company (the “Proxy Contest”) at the 2013 Annual Meeting of Shareholders of the Company, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof (the “Annual Meeting”).

PW Partners Atlas Fund LP (together with its affiliates, “Atlas Fund”) agrees to pay the costs of the Proxy Contest. You have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to the Company informing the Company that you consent to being nominated by Atlas Fund, or an affiliate thereof, for election as a director of the Company and, if elected, consent to serving as a director of the Company. It is agreed and understood that we may forward your signed consent to the Company.

Atlas Fund hereby agrees that, so long as you actually serve as a nominee, Atlas Fund will defend, indemnify and hold you harmless from and against any and all direct or indirect losses, damages, penalties, judgments, interest, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of the Company (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable costs and expenses (including attorneys’ costs) incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Atlas Fund determines to withdraw your nomination and (ii) after the election has taken place but only for events which occur prior to such election.

Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of election or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Atlas Fund in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Atlas Fund shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent.

Each of us recognizes that should you be elected to the Board of Directors of the Company all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of the Company and, as a result, that there is, and can be, no agreement between you and Atlas Fund which governs the decisions which you will make as a director of the Company. Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

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The internal laws of the State of Delaware (without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any other jurisdiction) govern all matters arising out of or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom or related thereto.

Very truly yours,

PW PARTNERS ATLAS FUND LP

By:	PW PARTNERS ATLAS FUNDS, LLC,
its General Partner

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member
and Chief Executive Officer

Agreed to and Accepted as of the date first above written:

/s/ Patrick Walsh_________
Name: Patrick Walsh

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Exhibit 99.2

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k) (1)

The undersigned acknowledge and agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit (the “Statement”) is filed on behalf of each of the undersigned and that all subsequent amendments to the Statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the other parties hereto, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: December 27, 2012

PW PARTNERS ATLAS FUND LP By: PW Partners Atlas Funds, LLC, its general partner By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer	PW Partners Master Fund LP By: PW Partners, LLC, its general partner By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer
PW PARTNERS ATLAS FUNDS, LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer	PW Partners, LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member and Chief Executive Officer
PW Partners Capital Management LLC By: /s/ Patrick Walsh Name: Patrick Walsh Title: Managing Member	Patrick Walsh By: /s/ Patrick Walsh